Third Avenue Trust

Third Avenue International Value Fund

622 Third Avenue
New York, New York 10017

December 29, 2017

Dear Shareholder:

Enclosed is a notice of a Special Meeting of Shareholders of the Third Avenue International Value Fund (the “International Value Fund” or the “Target Fund”), a series of Third Avenue Trust (the “Trust”). The Special Meeting of Shareholders of the Target Fund is scheduled to be held at the offices of Third Avenue Management LLC, 622 Third Avenue, New York, New York, 10017, on March 9, 2018, at 3:00 p.m., Eastern Time (the “Meeting”). At the Meeting, the shareholders of the Target Fund will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Target Fund into the Third Avenue Value Fund, also a series of the Trust (the “Value Fund” or “Acquiring Fund”).

The Board has unanimously approved this proposal.

Both the Target Fund and the Acquiring Fund are managed by Third Avenue Management LLC (the “Adviser”). If the Reorganization is approved and implemented, each person that invests indirectly in the Target Fund will automatically become an investor indirectly in the Acquiring Fund.

Pending shareholder approval, effective as of the close of business on March 16, 2018, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), you would no longer be a shareholder of the Target Fund, but would become a shareholder of the Acquiring Fund. Holders of Institutional Class shares and Investor Class shares of the Target Fund would receive Institutional Class or Investor Class shares of the Acquiring Fund, respectively, in an amount equal to the dollar value of your interest in the Target Fund on the Closing Date. No sales charge, redemption fees, or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before the Reorganization. The Reorganization is expected to be tax free for federal income tax purposes.

The Board has recommended the proposed merger because it believes that it is in the best interests of shareholders of the Value Fund and the International Value Fund. The Board believes that the funds are appropriate merger partners for several reasons, including that the Value Fund and the International Value Fund generally have investment exposure to combinations of U.S. and non-U.S. securities through their similar investment strategies. The proposed Reorganization is expected to result in expense savings for shareholders of the Target Fund as the management fees will be reduced and should reduce fees for shareholders of both Funds as fixed costs are spread over a larger, combined fund. The Board also believes that the combined fund would have improved commercial prospects and asset growth potential.

We appreciate your time and consideration of this important matter. If you have questions about this proposal, please call a customer service representative at 1-800-443-1021 or contact your financial advisor.

Third Avenue Management LLC
622 Third Avenue
New York, New York 10017
www.thirdave.com

The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. At any time prior to the Meeting, you may revoke your voting instructions by providing a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting. Please respond promptly in order to save additional costs of proxy solicitation and to make sure you are represented.

Very truly yours,

/s/ W. James Hall III
W. James Hall III
President, General Counsel and Secretary
Third Avenue Trust

Third Avenue Trust

Third Avenue International Value Fund

622 Third Avenue
New York, New York 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 9, 2018

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Third Avenue International Value Fund (the “International Value Fund” or the “Target Fund”), a series of Third Avenue Trust (the “Trust”), will be held on March 9, 2018 at 3:00 p.m., Eastern Time, at the offices of Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.	To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the International Value Fund into the Third Avenue Value Fund, also a series of the Trust.
2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding and the shareholders entitled to vote at the Meeting and any adjournments thereof has been fixed as the close of business on December 19, 2017. If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Target Fund in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 16-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. At any time prior to the Meeting, you may revoke your voting instructions by providing a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board recommends that you vote or provide voting instructions to vote FOR the proposal.

/s/ W. James Hall III
W. James Hall III
President, General Counsel and Secretary
Third Avenue Trust

December 29, 2017
New York, New York

THIRD AVENUE MANAGEMENT LLC

SHAREHOLDER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

THIRD AVENUE INTERNATIONAL VALUE FUND
A SERIES OF THIRD AVENUE TRUST

TO BE HELD ON MARCH 9, 2018

DATED: DECEMBER 29, 2017

GENERAL

These shareholder voting instructions are being furnished by Third Avenue Management LLC (the “Adviser”), to shareholders of Third Avenue International Value Fund (the “International Value Fund” or “Target Fund”), a series of Third Avenue Trust (the “Trust”) who, as of December 19, 2017 (the “Record Date”), were shareholders of the Target Fund.

The Trust is a Delaware business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each shareholder has the opportunity to vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Target Fund referred to in the preceding Notice and at any adjournments (the “Meeting”). The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Target Fund and a corresponding series of the Trust that a shareholder should know before completing the enclosed voting instruction card.

These Shareholder Voting Instructions and the accompanying voting instruction card are being mailed to shareholders on or about January 5, 2018.

HOW TO VOTE

Shareholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s) and sign, date, and mail the voting instruction card(s) in the accompanying postage-paid envelope. Shareholders also may provide voting instructions by phone using the toll-free number listed on the proxy card or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated, and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

At any time prior to the Meeting, a shareholder may revoke his or her voting instructions with respect to that investment division by providing a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

HOW THE PROXIES WILL BE VOTED

Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Target Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the Target Fund has received sufficient votes to approve the Proposal, the Target Fund may request that brokers and nominees, in their discretion, withhold or withdraw submission of broker non-votes to avoid the need for solicitation of additional votes in favor of the proposal. The Target Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

OTHER MATTERS

The Board is not aware of any matters, other than the Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s). Voting instruction cards may be solicited by employees of the Adviser or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet, or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.

It is important that your Shares be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date, and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone using the toll-free number listed on the proxy card or by Internet at our website at www.proxyvote.com.

PROXY STATEMENT

for

Third Avenue International Value Fund, a series of Third Avenue Trust

and

PROSPECTUS

for

Third Avenue Value Fund, a series of Third Avenue Trust

Dated
 December 29, 2017

622 Third Avenue
New York, New York 10017
(800) 443-1021 (toll-free), (212) 888-5222

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders who, as of December 19, 2018, were shareholders of the Third Avenue International Value Fund (the “International Value Fund” or the “Target Fund”), a series of Third Avenue Trust (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for shareholders of the International Value Fund to vote on a Plan of Reorganization adopted by the Trust’s Board of Trustees (the “Board”) that provides for the reorganization of the International Value Fund into the Third Avenue Value Fund (the “Value Fund” or the “Acquiring Fund”), also a series of the Trust.

Shareholders are being provided the opportunity to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of proxies to be used at the Special Meeting of Shareholders of the Target Fund to be held at 622 Third Avenue, New York, New York 10017, on March 9, 2017, at 3:00 p.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal		Shareholders Entitled to Vote on the Proposal
1.	To approve the Plan of Reorganization, adopted by the Trust’s Board, which provides for the reorganization of the International Value Fund into the Value Fund.	Shareholders of the International Value Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before investing in, voting or providing voting instructions. This Proxy Statement/Prospectus is being mailed to shareholders on or about January 5, 2018.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of the Trust, each dated March 1, 2017, as supplemented, with respect to the Target Fund and the Acquiring Fund (File Nos. 333-20891 and 811-08039, Accession Number 0000930413-17-000811;
2.	The Annual Report to Shareholders of the Trust with respect to the Target Fund and the Acquiring Fund for the fiscal year ended October 31, 2017 (File No. 811-08039, Accession Number 0001626129-17-000441);
3.	The Statement of Additional Information dated December 29, 2017, relating to the Reorganization (File No. 333-221155).

Shareholders can learn more about the Target Fund and the Acquiring Fund in any of the documents incorporated into this Proxy Statement/Prospectus, including the Annual Report listed above, which has been furnished to shareholders. Shareholders may request a copy of any of these documents, without charge, by calling (800) 443-1021 (toll free) or (212) 888-5222, by writing the Third Avenue Trust, 622 Third Avenue, New York, New York 10017, or by visiting www.thirdave.com.

The Trust is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, it must file certain reports and other information with the SEC. You can copy and review proxy materials, reports, and other information about the Trust at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Proxy materials, reports, and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, DC 20549-1520.

i

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

Proposal		Shareholders Entitled to Vote on the Proposal
1.	To approve the Plan of Reorganization, adopted by the Trust’s Board, which provides for the reorganization of the International Value Fund into the Value Fund.	Shareholders of the International Value Fund

This Proxy Statement/Prospectus is soliciting shareholders invested in the Target Fund as of December 19, 2017 to approve the Plan of Reorganization, whereby the Target Fund will be reorganized into the Acquiring Fund. (The Target Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively as the “Funds.”)

Both the Target Fund’s shares (“Target Fund Shares”) and the Acquiring Fund’s shares (“Acquiring Fund Shares”) are divided into two classes, designated Institutional Class and Investor Class shares.

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Target Fund’s net assets;
•	the Acquiring Fund’s assumption of all the liabilities of the Target Fund;
•	the distribution to the shareholders of those Acquiring Fund Shares; and
•	the complete termination of the Target Fund.

A comparison of the investment objectives, principal investment policies and strategies and principal risks of the Target Fund and the Acquiring Fund is included in the “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors” and “Comparison of Fundamental Policies” sections below. The Funds have identical distribution procedures, purchase procedures, exchange rights, and redemption procedures, which are discussed in “Additional Information about the Funds” below. Shares of each Fund are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on March 16, 2018, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”). As a result of the Reorganization, a shareholder invested in shares of the Target Fund would become an owner of shares of the Acquiring Fund. Such shareholder would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the Target Fund Shares that were held by the shareholder as of the Closing Date.

It is expected that the exchange of Target Fund shares for Acquiring Fund shares will be tax-free for U.S. federal income tax purposes. Please see “Additional Information about the Reorganization – U.S. Federal Income Tax Consequences of the Reorganization” below for further information.

The Board unanimously approved the Plan of Reorganization with respect to the International Value Fund. Accordingly, the Board is submitting the Plan of Reorganization for approval by the Target Fund’s shareholders. In considering whether to approve the proposal (“Proposal”), you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization. The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL: APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE INTERNATIONAL VALUE FUND INTO THE VALUE FUND.

This Proposal requests the approval of International Value Fund shareholders of the Plan of Reorganization pursuant to which the International Value Fund will be reorganized into the Value Fund.

In considering whether you should approve this Proposal, you should note that:

•	The Funds have the same investment objective of seeking long-term capital appreciation. For a detailed comparison of each Fund’s investment objectives and principal investment strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” and “More Information on Strategies and Risk Factors” below.
•	The Funds have different but similar principal investment strategies. The International Value Fund seeks to achieve its objective primarily by acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) located outside of the United States. The Value Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at what the Adviser believes is a discount to their intrinsic value. For a detailed comparison of each Fund’s investment objectives and principal investment strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” and “More Information on Strategies and Risk Factors” below.
•	Both Funds have the same fundamental policies. Additionally, as a non-fundamental policy, under normal circumstances, the International Value Fund will invest at least 80% of its net assets and any borrowing for investment purposes (measured at the time of investment) in securities of the type suggested by its name, while the Value Fund has no such policy. The International Value Fund will not change its policy in this regard prior to providing its shareholders with at least 60 days’ advance notice. Both Funds are “diversified” within the meaning of the 1940 Act and the Acquiring Fund will continue to be diversified following the Reorganization. For a detailed comparison of each Fund’s fundamental investment policies, see “Comparison of Fundamental Policies” below.

•	Other than the International Value Fund’s greater focus on non-U.S. Securities, the Funds have a similar risk profile. Each Fund’s principal risks include commodities risk, currency hedging risk, currency risk, debt securities risk, foreign securities risk, high-yield risk, insolvency and bankruptcy risk, liquidity risk, market risk, small- and mid-cap risk, and style risk. The Value Fund invests a greater percentage of its assets in companies located in the United States and is exposed to risks related to such companies to a greater extent than the International Value Fund. The International Value Fund invests a greater percentage of its assets in companies located outside of the United States and is exposed to risks related to such companies to a greater extent than the Value Fund. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” and “More Information on Strategies and Risk Factors” below.
•	The Adviser serves as the investment adviser and administrator for each Fund and would continue to manage and administer the Value Fund after the Reorganization. For a detailed description of the Adviser, please see “Additional Information about the Funds - The Adviser” below.
•	The International Value Fund (Institutional Class and Investor Class shares) and the Value Fund (Institutional Class and Investor Class shares) had net assets of approximately $133 million and $1.14 billion, respectively, as of October 31, 2017. If the Reorganization had been in effect on that date, the International Value Fund combined with the Value Fund (the “Combined Fund”) would have had net assets of approximately $1.27 billion.
•	Institutional Class shareholders of the International Value Fund will receive Institutional Class shares of the Value Fund, and Investor Class shareholders of the International Value Fund will receive Investor Class shares of the Value Fund pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization,” and “Additional Information about the Funds” below for more information.
•	Following the Reorganization, the total annual fund operating expense ratio and the management fees for the Value Fund will be lower than those of the International Value Fund currently. The lower total annual fund operating expense ratio after the Reorganization primarily results from the reduction in the Management Fee and

Other Expenses. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•	The maximum management fee payable by the International Value Fund and the Value Fund October 31, 2017 is equal to an annual rate of 1.25% and 0.90% of average daily net assets, respectively. As of October 31, 2017, the actual management fees of the International Value Fund and the Value Fund were 0.93% and 0.90%, respectively. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.
•	Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the Value Fund. It is currently anticipated that none of the International Value Fund’s holdings will be liquidated in advance of or in connection with the Reorganization, although transactions of portfolio securities in the ordinary course should be expected. It is not expected that the Value Fund will revise any of its investment policies following the Reorganization to reflect those of the International Value Fund.
•	The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended (the “Code”) of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by the Adviser, and no sales or other charges will be imposed on shareholders in connection with this Reorganization. It is expected that the Reorganization will be a tax-free reorganization under Section 368(a)(1) of the Code and therefore the exchange of Target Fund shares for Acquiring Fund shares is not expected to be a taxable event for U.S. federal income tax purposes. Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”), associated with the Reorganization. Such Transaction Costs are estimated to be $30,000 attributed to the International Value Fund and $20,000 attributed to the Value Fund and are expected to include the costs associated with the purchase and sale of securities by the Acquiring Fund following the Reorganization in order to achieve certain intended repositionings of the Acquiring Fund’s Portfolio. Please see “Additional Information about the Reorganization” below for more information.

Comparison of Principal Risk Factors

Other than the International Value Fund’s greater focus on non-U.S. Securities, the Funds have similar risk profiles. Each Fund’s principal risks include commodities risk, currency hedging risk, currency risk, debt securities risk, foreign securities risk, high-yield risk, insolvency and bankruptcy risk, liquidity risk, market risk, small- and mid-cap risk, and style risk. The Value Fund invests a greater percentage of its assets in companies located in the United States and is exposed to risks related to such companies to a greater extent than the International Value Fund. The International Value Fund invests a greater percentage of its assets in companies located outside of the United States and is exposed to risks related to such companies to a greater extent than the Value Fund. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” and “More Information on Strategies and Risk Factors” below.

An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For additional information about each principal risk and other applicable risks, see “More Information on Strategies and Risk Factors” below.

	Target Fund	Acquiring Fund
Risks	International Value Funds	Value Fund
Commodities Risk	X	X
Currency Hedging Risk	X	X
Currency Risk	X	X
Debt Securities Risk	X	X
Foreign Securities Risk	X	X
High-Yield Risk	X	X
Insolvency and Bankruptcy Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Small- and Mid-Cap Risk	X	X
Style Risk	X	X

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of Institutional Class and Investor Class shares of the Acquiring Fund after giving effect to the proposed Reorganization. Fees and expenses for each Fund are based on those incurred for the twelve months ended October 31, 2017. The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the twelve months ended October 31, 2017.

Fees and Expenses
(fees and expenses that you pay if you buy and hold shares of the Funds)

	Target Fund: International Value Fund		Acquiring Fund: Value Fund		Pro Forma Value Fund (assuming expected operating expenses if the Reorganization is approved)
	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class
Management (Advisory) Fee	1.25%	1.25%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) fees	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.47%	0.46%	0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses (as a percentage of net assets)	1.72%[1]	1.96%[1]	1.13%	1.38%	1.13%	1.38%
Fee Deferred/Expenses Reimbursed	(0.32)%[1]	(0.31)%[1]	None	None	None	None
Net Annual Fund Operating Expenses	1.40%[1]	1.65%[1]	1.13%	1.38%	1.13%	1.38%
[1]	The Adviser has contractually agreed, until April 1, 2019, to defer receipt of advisory fees and/or reimburse expenses of the International Value Fund in order to limit its Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.40% and 1.65% of the average daily net assets of the Institutional Class and Investor Class, respectively, of the International Value Fund, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the International Value Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Advisor’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture. If the Reorganization is not completed, the Adviser is not obligated to defer the receipt of advisory fees and/or reimburse expenses of the International Value Fund after April 1, 2019 and such Fund’s expenses likely would increase after such date, which would adversely affect its returns to stockholders.

Expense Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Value Fund (Target Fund)
Institutional Class	$143	$511	$904	$2,004
Investor Class	$168	$586	$1,029	$2,261
Value Fund (Acquiring Fund)
Institutional Class	$115	$359	$622	$1,374
Investor Class	$140	$437	$755	$1,657
Pro Forma Value Fund (assuming expected operating expenses if the Reorganization is approved)
Institutional Class	$115	$359	$622	$1,374
Investor Class	$140	$437	$755	$1,657

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect a Fund’s performance. For the fiscal year ended October 31, 2017, the portfolio turnover rates for the International Value Fund and the Value Fund were 37% and 18%, respectively, of the average value of each portfolio.

Comparison of Investment Objectives and Principal Investment Strategies

The following table compares the investment objectives and principal investment strategies of the International Value Fund with those of the Value Fund. The Board may change the investment objective of a Fund without a vote of the Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see “More Information on Strategies and Risk Factors” below.

Target Fund	Acquiring Fund
International Value Fund	Value Fund
Investment Objective	Investment Objective
The Fund seeks long-term capital appreciation.	Same as Target Fund.
Target Fund	Acquiring Fund
International Value Fund	Value Fund
Principal Investment Strategies	Principal Investment Strategies
The Target Fund seeks to achieve its objective primarily by acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) located outside of the United States.

The Value Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value.

While the Target Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries and, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of issuers located outside of the United States at the time of investment. Foreign securities may include securities of issuers that meet any of the following criteria: it is organized under the laws of a foreign country; it maintains its principal place of business in a foreign country; the principal trading market for its securities is located in a foreign country; it derives at least 50% of its revenues or profits from operations in foreign countries; or it has at least 50% of its assets located in foreign countries.

The Value Fund does not have a principal investment strategy to invest a certain percentage of its net assets in foreign securities; however, as of October 31, 2017, the Value Fund had invested 31% of its net assets in securities of issuers located outside of the United States at the time of investment.

Target Fund	Acquiring Fund
International Value Fund	Value Fund
The Target Fund may invest in securities of companies of any capitalization, including, from time to time, smaller-capitalization companies. The Target Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Target Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk and, at certain times, market, industry or geographic risk. The investment policy of the Target Fund relating to the type of securities in which 80% of the Target Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ notice.

The Value Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The mix of the Value Fund’s investments at any time will depend on the industries and types of securities the Adviser believes hold the most value within the Value Fund’s investment strategy. The Value Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk and, at certain times, market, industry or geographic risk. The Value Fund also invests in both domestic and foreign securities.

The Fund is diversified within the meaning of the 1940 Act.	Same as Target Fund.

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.

The following investment restrictions apply to both Funds. No Fund may:

1.	Borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund’s total assets when the borrowing is made. In no circumstances will the Funds pledge any of their assets in excess of the amount permitted by law.
2.	Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities or sale of its own securities, it may technically be deemed to be an underwriter under certain securities laws.
3.	Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.
4.	Issue any senior security (as defined in the 1940 Act). Borrowings permitted by Item 1 above are not senior securities.
5.	Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.
6.	Invest 25% or more of the value of its total assets in any one industry.

The Funds reserve the ability to make loans or to invest in commodities, real estate or interests in real estate without limitation, and each Fund expects to make such loans and investments from time to time in accordance with applicable law, including the lending of portfolio securities, making or purchasing interests in commercial loans, investments in commodities for hedging purposes and investments in partnership and other interests in real estate.

The Funds are required to comply with the above fundamental investment restrictions applicable to them only at the time the relevant action is taken. A Fund is not required to liquidate an existing position solely because a change in the market value of an investment, or a change in the value of the Fund’s net or total assets that causes it not to comply with the restriction at a future date.* A Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets and will not pledge in excess of one-third of its assets to secure any such borrowings.

As a non-fundamental policy, under normal circumstances, the International Value Fund will invest at least 80% of its net assets and any borrowing for investment purposes (measured at the time of investment) in securities of the type suggested by its name. The Fund will not change its policy in this regard prior to providing its shareholders with at least 60 days’ advance notice.

*	In the unlikely event that borrowings exceeds one-third of a Fund’s assets at any time, the Adviser would take steps to reduce borrowings below this level within three days (not including Sundays and holidays). Also, should illiquid assets ever exceed 15% of a Fund’s net assets, the Adviser would work with the Board to determine the appropriate steps and timeframe for alleviating such excess.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad-based securities market index that has investment characteristics similar to those of such Fund. Past performance is not an indication of future performance.

International Value Fund (Institutional Class) – Calendar Year Total Returns
 (Target Fund)

CALENDAR YEARS

3.36%
(37.28%)
35.43%
11.11%
(15.28%)
21.50%
21.14%
(13.04%)
(14.28%)
17.24%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Best Quarter (ended 6/30/09): 25.83%; Worst Quarter (ended 12/31/08): (20.31)%

Value Fund (Institutional Class) – Calendar Year Total Returns
(Acquiring Fund)

CALENDAR YEARS
5.75%
(45.60%)
44.51%
13.87%
(20.68%)
27.48%
18.84%
4.88%
(8.37%)
13.39%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Best Quarter (ended 6/30/09): 31.32%; Worst Quarter (ended 12/31/08) (23.79)%

Target Fund – Average Annual Total Returns as of December 31, 2016
	Inception Date	One Year	Five Years	Ten Years	Since Inception
Institutional Class Before Taxes	12/31/01	17.24%	5.16%	0.61%	7.15%
After Taxes on Distributions		16.13%	4.60%	0.00%	6.39%
After Taxes on Distributions and Sale of Fund Shares		10.95%	4.22%	0.73%	6.10%
Investor Class Before Taxes	12/31/09	16.97%	4.92%	N/A	2.53%
MSCI All Country World ex US Index (reflects no deductions for fees, expenses, or taxes)		5.01%	5.48%	1.42%	6.33% (Institutional)
				N/A	3.39% (Investor)
Acquiring Fund – Average Annual Total Returns as of December 31, 2016
	Inception Date	One Year	Five Year	Ten Years	Since Inception
Institutional Class Before Taxes	11/1/90	13.39%	10.55%	2.17%	10.97%
After Taxes on Distributions		11.35%	9.08%	1.20%	9.70%
After Taxes on Distributions and Sale of Fund Shares		9.28%	8.24%	1.53%	9.23%
Investor Class Before Taxes	12/31/09	13.08%	10.27%	N/A	5.63%
MSCI World Index (reflects no deductions for fees, expenses or taxes)		8.15%	11.04%	4.14%	7.63% (Institutional)
				N/A	8.77% (Investor)
Standard & Poor’s 500 Index (S&P 500) (reflects no deductions for fees, expenses or taxes)		11.96%	14.66%	6.95%	10.20% (Institutional)
				N/A	12.83% (Investor)

Capitalization

The following table shows the capitalization of each Fund as of October 31, 2017, and of the Value Fund on a pro forma combined basis as of October 31, 2017 after giving effect to the proposed Reorganization. The actual net assets of the International Value Fund and the Value Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the Value Fund will be received by shareholders of International Value Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the Value Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
International Value Fund – Institutional Class (Target Fund)	$125,559,299	$18.86	6,657,002
Value Fund – Institutional Class (Acquiring Fund)	$1,131,488,091	$56.05	20,188,847
Adjustments	—	—	(4,416,872)
Pro forma Value Fund – Institutional Class (assuming the Reorganization is approved)(a)	$1,257,047,390	$56.05	22,428,977
International Value Fund – Investor Class (Target Fund)(a)	$7,688,192	$18.85	407,829
Value Fund – Investor Class (Acquiring Fund)(a)	$12,680,101	$55.94	226,675
Adjustments	—	—	(270,393)
Pro forma Value Fund – Investor Class (assuming the Reorganization is approved)(a)	$20,368,293	$55.94	364,111
(a)	The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the Acquiring Fund to reflect the exchange of shares of the Target Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the International Value Fund by the Value Fund. If the Reorganization had taken place on October 31, 2017, shareholders of the International Value Fund would have received 2,240,130 and 137,436 Institutional Class and Investor Class shares, respectively, of the Value Fund.

More Information on Strategies and Risk Factors

Target Fund

Third Avenue International Value Fund
Institutional Class and Investor Class

Investment Objective. The Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its objective primarily by acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries and, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of issuers located outside of the United States at the time of investment. Foreign securities may include securities of issuers that meet any of the following criteria: it is organized under the laws of a foreign country; it maintains its principal place of business in a foreign country; the principal trading market for its securities is located in a foreign country; it derives at least 50% of its revenues or profits from operations in foreign countries; or it has at least 50% of its assets located in foreign countries. The Fund may invest in securities of companies of any capitalization, including, from time to time, smaller-capitalization companies. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk and, at certain times, market, industry or geographic risk. The investment policy of the Third Avenue International Value Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ notice.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Adviser’s and investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Commodities Risk
•	Currency Hedging Risk
•	Currency Risk
•	Debt Securities Risk
•	Foreign Securities Risk
•	High-Yield Risk
•	Insolvency and Bankruptcy Risk
•	Liquidity Risk
•	Market Risk
•	Small- and Mid-Cap Risk
•	Style Risk

Please see the “Glossary of Risks” section at the end of this section for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Proxy Statement/Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

In addition, the performance of the Fund depends on the Adviser’s abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Acquiring Fund

Third Avenue Value Fund
Institutional Class and Investor Class

Investment Objective. The Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Adviser believes hold the most value within the Fund’s investment strategy. The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk and, at certain times, market, industry or geographic risk. The Fund also invests in both domestic and foreign securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Commodities Risk
•	Currency Hedging Risk
•	Currency Risk
•	Debt Securities Risk

•	Foreign Securities Risk
•	High-Yield Risk
•	Insolvency and Bankruptcy Risk
•	Liquidity Risk
•	Market Risk
•	Small- and Mid-Cap Risk
•	Style Risk

Please see the “Glossary of Risks” section at the end of this section for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Proxy Statement/Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

In addition, the performance of the Fund depends on the Adviser’s abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Glossary of Risks

Commodities Risk – Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies associated with the production of those commodities to decline.

Currency Hedging Risk – The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Currency Risk – The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Debt Securities Risk – The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

Foreign Securities Risk – Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be.

High-Yield Risk – The Fund’s investments in high-yield debt securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as issuers of securities with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk – The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Liquidity Risk – Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s shares, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

Market Risk – Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Small- and Mid-Cap Risk – The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies.

Style Risk – Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

After careful consideration, the Board unanimously approved the Plan of Reorganization with respect to the International Value Fund. Accordingly, the Board has submitted the Plan of Reorganization for approval by the International Value Fund’s shareholders. The Board recommends that you vote “FOR” this Proposal.

*   *   *   *   *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If shareholders of the Target Fund approve the Plan of Reorganization, then the assets of the Target Fund will be acquired by, and in exchange for, Institutional Class and Investor Class shares of the Acquiring Fund and the liabilities of the Target Fund will be assumed by the Acquiring Fund. The Target Fund will then be terminated by the Trust, and the Institutional Class and Investor Class shares of the Acquiring Fund distributed to the Institutional Class and Investor Class shareholders, respectively, of the Target Fund in the redemption of the Institutional Class and Investor Class Target Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Target Fund may be different than the number of shares of the Target Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Target Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on March 16, 2018, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization, subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Target Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The shareholders of the Target Fund will receive Institutional Class or Investor Class shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization. Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Acquiring Fund may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Acquiring Fund. Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Acquiring Fund. Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of the Acquiring Fund available for distribution to shareholders. The Acquiring Fund is a series of the Trust.

Each Fund currently offers two classes of shares, Institutional Class and Investor Class. Each Fund has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Investor Class shares. The maximum distribution and/or service (12b-1) fee for each Fund’s Investor Class shares is equal to an annual rate of 0.25% of the average daily net assets attributable to those shares. Because these distribution/service fees are paid out of the each Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the Board held on September 25, 2017, the Adviser recommended that the Board consider and approve the proposed Reorganization. In connection with the proposed Reorganization, the Trustees, all of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”), considered written memoranda and other supporting materials provided by the Adviser and discussed the potential benefits to the shareholders of the Target Fund under the proposed Reorganization. The Board considered that the Reorganization is part of an overall rationalization of the Trust’s offerings and is designed to eliminate the effect of offering overlapping funds with the same investment objectives and different but similar investment strategies. The Board also considered that the Reorganization also seeks to increase assets under management in the Acquiring Fund in an effort to achieve additional economies of scale for beneficial owners of the Target Fund. The Board noted that the objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined and competitive set of underlying investment options to serve the interests of shareholders. The Board noted that approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund. In determining whether to recommend approval of the Reorganization, the Board considered many factors, including:

•	Investment Objectives and Investment Strategies. The Board considered that the Reorganization will permit the shareholders of the Target Fund to continue to invest in a professionally managed fund with similar investment goals, noting that both Funds’ investment objective is to seek long-term capital appreciation. The

Board considered the Target Fund’s unique investment process and strategies, and management’s assertion that the Acquiring Fund offers a similar key characteristic of the Target Fund of acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities). The Board also considered management’s statement that it has stronger conviction in the portfolio management for the Acquiring Fund that the lead portfolio manager of the Target Fund recently also became the lead portfolio manager of the Acquiring Fund. As described below, the Board considered how the Target Fund’s shareholders will benefit from the Reorganization. For a full description of the investment objectives and investment strategies of the Target Fund and Acquiring Fund, see “Comparison of Investment Objectives and Principal Investment Strategies.”

•	Operating Expenses. The Board considered that, if approved by the Target Fund’s shareholders, the Reorganization will result in a Combined Fund with a total annual fund operating expense ratio and management fees that are lower than those of the Target Fund currently. The Board also considered that, as of the twelve months ended October 31, 2016, the Target Fund had total annual operating expense ratios that were higher than that of the Acquiring Fund. The Board noted that the lower total annual fund operating expense ratio after the Reorganization is primarily a result from the reduction in the acquired fund fees and expenses. See “Comparative Fee and Expense Tables.” If the Reorganization is not completed, the Adviser is not obligated to defer the receipt of advisory fees and/or reimburse expenses of the International Value Fund after April 1, 2019 and such Fund’s expenses likely would increase after such date, which would adversely affect its returns to stockholders.
•	Larger Asset Base. The Board noted that the Reorganization may benefit shareholders of the Target Fund by allowing them to invest in the Combined Fund that has a larger asset base than that of the Target Fund currently. The Board further noted that as of July 31, 2017, the Target Fund had assets of $133.8 million as compared to assets of $1,172.5 million for the Acquiring Fund. The Board considered that reorganizing the Target Fund into the Acquiring Fund is the best way to offer shareholders and other investors the ability to benefit from economies of scale.
•	Performance. The Board considered that the Target Fund has had better recent performance than the Acquiring Fund for the three-month and one-year periods ended June 30, 2017, however, the Acquiring Fund had better performance over the three-year and five-year periods ended June 30, 2017. The Board also noted that, during calendar year 2016, the Acquiring Fund Institutional Class and Investor Class shares returned 13.39% and 13.08%, respectively, while the Institutional Class and Investor Class shares of the Target Fund returned 17.24% and 16.97%, respectively. The Board also considered that the Acquiring Fund's co-portfolio manager is now the same as the Target Fund's portfolio manager. There can be no assurance that the Acquiring Fund will achieve the same performance as the Target Fund.

•	Investment Adviser and Other Service Providers. The Board considered that the Funds currently have the same investment adviser and administrator, the Adviser, and the same service providers. The Board noted that, as of September 19, 2017, Matthew Fine is a portfolio manager of both Funds. It considered that the Target Fund will have the same investment adviser and other service providers after the Reorganization as it has currently. Specifically, the Board noted that the transfer agent for the Acquiring Fund is the same as for the Target Fund and will remain the same after the Reorganization. It further noted that the distributor for shares of the Acquiring Fund, Foreside Fund Services, LLC, is the same as for the Target Fund and will remain the same after the Reorganization. The Board considered that the custodian for the Target Fund, J.P. Morgan Chase Bank, N.A., is the same custodian for the Acquiring Fund, and that the custodian for the Acquiring Fund will remain the same after the Reorganization. The Board considered management’s high level of conviction in the Acquiring Fund.
•	U.S. Federal Income Tax Consequences. The Board took into account the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization. Such other consequences included the blending of the existing tax attributes of the two Funds and the potential limitations on the ability of the post-Reorganization Acquiring Fund to use certain of the Target Fund’s pre-Reorganization losses as an offset against future income and certain Acquiring Fund pre-Reorganization built-in gains (see “U.S. Federal Income Tax Consequences of the Reorganization”).
•	Costs of Reorganization. The Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by the Adviser, and no sales or other charges will be imposed on shareholders in connection with the Reorganization. The Board also considered that the transaction expenses associated with the Reorganization, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”), are estimated to be $50,000 or less. Such Transaction Costs are expected to include the costs associated with the purchase and sale of securities by the Combined Fund following the Reorganization in order to achieve certain intended repositionings of the Combined Fund’s portfolio. The purpose of the repositionings will be to dispose of certain positions that are at a low or insignificant value within the Combined Fund and to use the proceeds from such dispositions to increase the holdings that are being retained in the Combined Fund portfolio. The Acquiring Fund expects that approximately five positions that the Target Fund currently holds will be sold, valued at approximately 14% of the Target Fund's net assets as of October 31, 2017. The Combined Fund expects to realize approximately $20 million in losses from such sales if sold on October 31, 2017. The total Transaction Cost does not represent commission from realignment.

In summary, in determining whether to recommend approval of the Reorganization, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Target Fund’s or Acquiring Fund’s shareholders’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Target Fund’s and Acquiring Fund’s shareholders; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Trustee may have attributed different weights to the various factors.

The Trustees, all of whom are Independent Trustees, determined that the Reorganization would be in the best interests of the Target Fund and the Acquiring Fund and that the interests of the Target Fund’s and the Acquiring Fund’s shareholders and other investors would not be diluted as a result of the Reorganization. At the Board meeting held on September 25, 2017, the Board voted unanimously to approve the Reorganization and recommended its approval by shareholders and others with beneficial interests in the Target Fund. In light of the proposed Reorganization, the Target Fund was closed to new investors until the resolution of the Reorganization.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of each Fund’s risk factors, please see “More Information on Strategies and Risk Factors” above.

Federal Income Tax Consequences of the Reorganization

The following is a summary of U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Institutional Class or Investor Class shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of certain U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the Closing of the Reorganization, each Fund will receive a tax opinion from Skadden, Arps, counsel to the Funds (which opinion will be based on certain factual representations made by the management of each Fund and certain customary assumptions, including that the Reorganization will be consummated in accordance with the Plan of Reorganization and other operative documents and as described herein), substantially to the effect that, on the basis of the Code, Treasury regulations, judicial authorities, published positions of the IRS and such other authorities considered relevant, all as in effect as of the date of the opinion, for U.S. federal income tax purpose, the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by either the Target Fund or the Acquiring Fund by reason of the Reorganization.
•	No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of its Target Fund Institutional Class shares solely for Acquiring Fund Institutional Class shares or all of its Target Fund Investor Class shares solely for Acquiring Fund Investor Class shares pursuant to the Reorganization.
•	The aggregate tax basis of Acquiring Fund shares received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund shares surrendered in exchange therefor.
•	The holding period of Acquiring Fund shares received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund shares surrendered in exchange therefor.
•	The Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the closing of the Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The Acquiring Fund intends to continue to qualify as a regulated investment company as defined in Section 851 of the Code. As a result, the Acquiring Fund will continue to be subject to the same rules that are currently applicable to itself, the Target Fund and their respective shareholders.

None of the Funds intends to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of the Target Fund were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net gains recognized with respect to these sales (or deemed sales) on a net basis will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of ordinary income or net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization. Such distributions will be taxable to Target Fund shareholders for U.S. federal income tax purposes.

Prior to the Closing Date, each Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

Immediately following the Reorganization, the Acquiring Fund will have tax attributes that reflect a blending of the current tax attributes of the two Funds. The Funds currently expect that at the time of the Reorganization the Acquiring Fund will have substantial net unrealized built-in gain in its portfolio whereas the Target Fund will have realized capital losses that can be carried forward indefinitely. After the Reorganization, the shareholders of the Acquiring Fund, including the then former shareholders of the Target Fund, will share proportionately in the Fund’s unrealized gains, if any. In addition, the Acquiring Fund will succeed to any capital loss carryforwards (and unrealized built-in losses, if any) of the Target Fund. Such loss carryforwards (and unrealized losses, if any) are expected to be subject to certain tax loss limitation rules which are described below. Consequently, following the Reorganization, any distribution related to the post-Reorganization realization of the Acquiring Fund’s current net unrealized built-in gains (as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization) will be shared, proportionately, by the shareholders of the Acquiring Fund, including the then former shareholders of the Target Fund. Additionally, subject to the limitation rules discussed below, the pre-Reorganization Acquiring Fund shareholders will receive a proportionate share of the benefit of any pre-Reorganization losses of the Target Fund (whether realized or unrealized at the time of the Reorganization) subsequently utilized by the Acquiring Fund to offset post-Reorganization capital gains. As a result of these factors, Target Fund shareholders may receive larger taxable distributions than they would have received had the Reorganization not occurred. The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, if any, will be available to reduce gains realized by the Acquiring Fund following the Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus, the impact of the rules and blending of tax attributes described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

It is expected that the Reorganization will result in the Target Fund experiencing an “ownership change” for U.S. federal income tax purposes. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the closing of the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, limited to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Acquiring Fund after the Closing Date attributable to the Target Fund may be subject to tax loss limitation rules to the extent outlined above, such tax loss limitation rules are currently not expected to have a material adverse effect on the Acquiring Fund’s utilization of the Target Fund’s capital loss carryforward as compared with what the Target Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of the Target Fund (and the Acquiring Fund after the Closing Date) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, performance of a Fund's assets, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain.

The tax attributes of each Fund may be affected by various factors such as market developments and fluctuations, sales of portfolio securities and shareholder activity that may occur prior to the Closing Date.

Another limitation will disallow the Acquiring Fund, for a period of five years following the Reorganization, from offsetting certain of its pre-Reorganization built-in gains realized in such five-year period with capital loss carryforwards (and certain built-in losses) attributable to the Target Fund.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Fund or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of the Target Fund whose losses are subject to the loss limitation rules would depend on many variables, including the Target Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Target Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Acquiring Fund after the Closing Date if the Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the Board will consider what actions are appropriate and in the best interests of shareholders that have assets invested in the Target Fund, including the possible liquidation of the Target Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Management of the Trust

This section provides information about the Trust and the Adviser for the Funds.

The Trust

The Trust is organized as a Delaware business trust and is registered with the SEC as an open-end management investment company. Under Delaware law and Trust Instrument (the “Trust Instrument”) and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Board. Each Fund is a series of the Trust.

The Adviser

Third Avenue Management LLC is located at 622 Third Avenue, New York, New York, 10017, serves as the investment adviser to the Trust and provides the Funds with professional investment supervision and management. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser. The day-to-day activities of the Adviser, including all investment advice, are managed by the Adviser’s senior management. The investment advisory services of the Adviser are furnished to each Fund pursuant to substantially similar Investment Advisory Agreements (each, an “Advisory Agreement”, and collectively, the “Advisory Agreements”), except for management fee. Under the Advisory Agreements, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Funds’ purchase and sale of securities and other assets. The Adviser is responsible for selecting brokers and obtaining best execution in placing portfolio transactions with brokers and dealers. The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust.

All other expenses incurred in the operation of the Funds and the continuous offering of their shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside Trustees are borne by the Trust. Any expense which cannot be allocated to a specific Fund will be allocated to all of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may defer or waive receipt of its fees and/or assume certain expenses of a Fund and its classes, which would have the effect of lowering the expense ratio of the classes of the Fund and increasing return to investors.

Each Fund’s Advisory Agreement will continue in effect from year to year if approved annually by the Board of the Trust or a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time without penalty, upon 60 days’ written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

Management Fees

As compensation for its advisory services, the Adviser receives a fee from the Trust computed separately for each Fund, an annual rate of average daily net assets in each Fund. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund, as listed below:

Fund	Management Fee Rate
Value Fund	0.90%
International Value Fund	1.25%

The Trust has entered into agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon Investment Servicing”), 760 Moore Road, King of Prussia, PA 19406-1212, pursuant to which BNY Mellon Investment Servicing will provide certain accounting, transfer agency, dividend disbursing and shareholder services to each Fund. The Transfer Agency Services Agreement automatically renews for successive terms of one (1) year. However, the Trust may elect not to renew the Transfer Agency Services Agreement by providing written notice not less than 90 days, prior to the expiration of the term. The Trust has entered into an Administration Agreement (the “Administration Agreement”) with the Adviser, which provides that the Adviser will provide all administrative services to the Funds other than those relating to those performed by BNY Mellon Investment Servicing under the Transfer Agency Services Agreement. The Adviser has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing pursuant to which BNY Mellon Investment Servicing performs certain of those services on behalf of the Adviser. Pursuant to the Administration Agreement, the Adviser (or BNY Mellon Investment Servicing, if so delegated by the Adviser under the Sub-Administration Agreement) provides blue-sky administration, performs bill processing and payment services, completes industry questionnaires, and prepares financial, management, tax and regulatory reports. The Administration Agreement automatically renews for successive terms of one (1) year and may be terminated at any time without penalty, upon 60 days’ written notice by either party to the other. Each Fund pays a fee calculated at an annual rate of 0.0055% of the average daily net assets of each respective Fund for such services. The Adviser pays BNY Mellon Investment Servicing an annual sub-administration fee for sub-administration services provided to the Trust equal to $204,165. During the year ended October 31, 2017 the Funds paid fees to the Adviser for these services in the following amounts:

Fund	Administrative Fee
Value Fund	$64,684
International Value Fund	$7,731

The Portfolio Managers

The following table describes the Acquiring Fund’s portfolio managers, and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information dated March 1, 2017, as supplemented. It should be noted that the Acquiring Fund’s Portfolio Managers assumed discretionary authority over the investments in the Acquiring Fund on September 19, 2017.

Acquiring Fund	Portfolio Managers	Business Experience
Value Fund	Matthew Fine, CFA Michael Fineman, CFA
Mr. Fine is a Co-Portfolio Manager of the Value Fund and the Portfolio Manager of the International Value Fund. Mr. Fine also serves as a member of the Adviser’s Management Committee. Mr. Fine joined the Adviser in 2000 and began working with the Adviser’s international team in an effort to identify investment opportunities in the wake of the Argentine crisis of 2001. Mr. Fine has extensive global investment experience across developed and developing markets throughout North America, Latin America, Europe and Asia. Mr. Fine joined the Adviser’s research and portfolio management team as a research associate, the first position typically held by the Adviser’s internally developed talent. He became a senior research analyst in 2008, a principal of the firm in 2009 and lead portfolio manager of the International Value Fund in 2014. Mr. Fine holds a B.A. in Economics from Hamilton College. He is a CFA Charterholder, a member of the New York Society of Security Analysts and a member of the Board of Trustees of Suffield Academy.

Mr. Fineman is a Co-Portfolio Manager of the Value Fund. Prior to rejoining the Adviser in 2017, Mr. Fineman spent eight years with the Adviser as an analyst, and Portfolio Manager of the Third Avenue Special Situations Fund, L.P. until his departure March 2014. The Special Situations Fund was a private fund focused on equity and credit investment opportunities across the globe. Mr. Fineman has approximately 28 years of experience investing in equity and debt securities both public and private. Prior to his return to the Adviser, he was a founding partner of Warren Hall Capital, a private equity and direct lending platform. Prior to 2006, Mr. Fineman was a distressed equity and credit analyst for Sanno Point Capital Management. He had previously worked in the Investment Banking and Restructuring Advisory Services division of Ernst & Young (since acquired by Macquarie Group) where he led corporate restructurings and reorganizations for debtors and creditors. He has ten years' experience as a sell side research analyst for Goldman Sachs, Alex Brown and Raymond James. Mr. Fineman is currently a Director of Ideal Standard International and has held other board positions, including Director of Liberty Tire Recycling. Mr. Fineman has participated on many ad-hoc creditors’ committees, including LandSource Communities LLC, U.S. Shipping, Grant Forest Products, Building Materials Holding Corporation, Home Products International, and Collins and Aikman.

The following table describes the Target Fund’s portfolio manager and the portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Target Fund is available in the Trust’s Statement of Additional Information dated March 1, 2017, as supplemented.

Target Fund	Portfolio Manager	Business Experience
International Value Fund	Matthew Fine, CFA	See above.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Funds.

ADDITIONAL INFORMATION

How to Redeem Shares

General

You may redeem your shares on any day during which the NYSE is open for trading, either directly from a Fund or through certain broker-dealers or other financial intermediaries. Fund shares will be redeemed at the NAV next calculated after your order is received in good order by a Fund or its designees. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount, your account may be closed at the discretion of the Adviser. See “Redemption by the Funds.”

By Mail

If you are sending documents via U.S. mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
P.O. Box 9802
Providence, RI 02940-8002

If you are sending documents via express delivery, registered or certified mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See “Signature Guarantees/Other Documents.”

Telephone and Internet Redemptions

You may redeem shares by telephone or Internet by electing this service on the Application. You may thereafter redeem shares by telephone by calling BNY Mellon Investment Servicing at (800) 443-1021. You may redeem shares online by accessing your Third Avenue Funds account at www.thirdave.com. Transactions may be made on any business day until the close of the NYSE, normally 4:00 p.m., Eastern time.

Redemption proceeds will be mailed to your address of record, or, if previously established, sent to your bank account via wire or ACH.

The Funds and BNY Mellon Investment Servicing will not be liable for following telephone or Internet instructions reasonably believed to be genuine. In this regard, BNY Mellon Investment Servicing will require personal identification information before accepting a telephone or Internet redemption order.

Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Funds.

Important Note: If you do not want telephone liquidation privileges to apply to your account, you can elect to opt out on your application or contact BNY Mellon Investment Servicing at (800) 443-1021.

Payment of Redemption Proceeds

A Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. You should note that you may not receive redemption proceeds of recently purchased Fund shares that have been paid for by check until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date.

Redemption proceeds will be mailed to your address of record, or, if previously established, sent to your bank account via wire or ACH.

Under normal circumstances, each Fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. Each Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., “redeem in kind”), to the extent the composition of the Fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect Fund operations (for example, if it exceeds 1% of the Fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the Fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of such Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance. For the Funds, these tables reflect data for the last five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Institutional Class share or a single Investor Class share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose unqualified report on the October 31, 2017 financial statements, along with the Funds' Financial Highlights, appears in the Funds’ Annual Report to Shareholders. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 2017 Annual Report to Shareholders, which is available upon request.

Third Avenue Trust – Acquiring Fund and Target Fund

Financial Highlights
For a Share Outstanding

Selected data (for share outstanding throughout each period) and ratios are as follows:

Third Avenue Value Fund

	Third Avenue Value Fund
	Years Ended October 31,
	2017	2016	2015	2014	2013
Investor Class:
Net asset value, beginning of period	$51.12	$54.22	$59.54	$57.73	$48.47
Income/(loss) from investment operations:
Net investment income/(loss)@	(0.01)	0.41 ‡	0.29	1.39 ±	0.61 **
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	8.83	0.38	(2.46)	2.22	9.89
Total from investment operations	8.82	0.79	(2.17)	3.61	10.50
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.30)	(0.61)	(2.09)	(1.80)	(1.24)
Distributions from net realized gain	(3.70)	(3.28)	(1.06)	—	—
Total dividends and distributions	(4.00)	(3.89)	(3.15)	(1.80)	(1.24)
Net asset value, end of period	$55.94	$51.12	$54.22	$59.54	$57.73
Total return[2]
Ratios/Supplemental Data:	18.05%	1.74%	(3.90%)	6.45%	22.07%
Net assets, end of period (in thousands)	$12,680	$14,415	$28,963	$33,936	$36,811

	Third Avenue Value Fund
	Years Ended October 31,
	2017	2016	2015	2014	2013
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.38%	1.40%	1.34%	1.33%	1.35%
After fee waivers/expense offset arrangement/recovery3	1.38%	1.39%	1.34%	1.32%	1.35	%†
Ratio of net investment income/(loss) to average net assets	(0.02%)	0.83%‡	0.52%	2.36%±	1.15	%**
Portfolio turnover rate	18%	17%	24%	31%	21%
1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
@	Calculated based on the average number of shares outstanding during the period.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.19 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.43%.
±	Investment income per share reflects special dividends received during the period which amounted to $0.41 per share.Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.67%.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.44 per share.Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.33%.
†	The Adviser recovered a portion of its previously waived fees.

Third Avenue Value Fund

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue Value Fund
	Years Ended October 31,
	2017	2016	2015	2014	2013
Institutional Class:
Net asset value, beginning of period	$51.22	$54.35	$59.69	$57.86	$48.53
Income/(loss) from investment operations:
Net investment income@	0.13	0.57 ‡	0.43	1.53 ±	0.77 **
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	8.85	0.35	(2.46)	2.23	9.87
Total from investment operations	8.98	0.92	(2.03)	3.76	10.64
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.45)	(0.77)	(2.25)	(1.93)	(1.31)
Distributions from net realized gain	(3.70)	(3.28)	(1.06)	—	—
Total dividends and distributions	(4.15)	(4.05)	(3.31)	(1.93)	(1.31)
Net asset value, end of period	$56.05	$51.22	$54.35	$59.69	$57.86
Total return[2]	18.38%	2.00%	(3.64%)	6.70%	22.40%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,131,488	$1,142,249	$1,656,769	$2,131,554	$2,594,637
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.13%	1.15%	1.09%	1.08%	1.10%
After fee waivers/expense offset arrangement/recovery[3]	1.13%	1.14%	1.09%	1.07%	1.10%†
Ratio of net investment income to average net assets	0.23%	1.16%‡	0.76%	2.61%±	1.45%**
Portfolio turnover rate	18%	17%	24%	31%	21%
1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.
@	Calculated based on the average number of shares outstanding during the period.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.19 per share.Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.76%.
±	Investment income per share reflects special dividends received during the period which amounted to $0.41 per share.Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.92%.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.44 per share.Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.63%.
†	The Adviser recovered a portion of its previously waived fees.

Third Avenue International Value Fund

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue International Value Fund
	Years Ended October 31,
	2017	2016	2015	2014	2013
Investor Class:
Net asset value, beginning of period	$15.59	$15.29	$17.58	$19.96	$16.14
Income/(loss) from investment operations:
Net investment income/(loss)@	(0.24)	0.13	0.08	0.39 ±	0.25 *
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	4.21	0.37	(1.26)	(2.55)	3.68
Total from investment operations	3.97	0.50	(1.18)	(2.16)	3.93
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.71)	—	(1.11)	(0.22)	(0.11)
Distributions from net realized gain	—	(0.20)	—	—	—
Total dividends and distributions	(0.71)	(0.20)	(1.11)	(0.22)	(0.11)
Net asset value, end of period	$18.85	$15.59	$15.29	$17.58	$19.96
Total return[2]	26.34%	3.44%	(7.24%)	(10.96%)	24.49%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,688	$4,465	$5,977	$12,266	$35,013
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.96%	2.04%	1.86%	1.71%	1.69%
After fee waivers and expense offset arrangement3,#	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income/(loss) to average net assets	(1.41%)	0.90%	0.50%	1.99%±	1.37%*
Portfolio turnover rate	37%	15%	25%	22%	11%
1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.65%.
@	Calculated based on the average number of shares outstanding during the period.
±	Investment income per share reflects special dividends received during the period which amounted to $0.12 per share.Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.39%.
*	Investment income per share reflects a special dividend received during the period which amounted to $0.15 per share.Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.53%.
#	The Adviser waived a portion of its fees.

Third Avenue International Value Fund

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue International Value Fund
	Years Ended October 31,
	2017	2016	2015	2014	2013
Institutional Class:
Net asset value, beginning of period	$15.59	$15.29	$17.63	$20.00	$16.16
Income/(loss) from investment operations:
Net investment income@	0.10	0.16	0.13	0.43 ±	0.25 **
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	3.91	0.37	(1.27)	(2.54)	3.74
Total from investment operations	4.01	0.53	(1.14)	(2.11)	3.99
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.74)	(0.03)	(1.20)	(0.26)	(0.15)
Distributions from net realized gain	—	(0.20)	—	—	—
Total dividends and distributions	(0.74)	(0.23)	(1.20)	(0.26)	(0.15)
Net asset value, end of period	$18.86	$15.59	$15.29	$17.63	$20.00
Total return[2]	26.67%	3.66%	(6.97%)	(10.79%)	24.89%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$125,559	$124,161	$195,523	$339,498	$1,223,107
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.72%	1.79%	1.61%	1.46%	1.44%
After fee waivers and expense offset arrangement3,#	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.57%	1.14%	0.82%	2.19%±	1.40%**
Portfolio turnover rate	37%	15%	25%	22%	11%
1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
@	Calculated based on the average number of shares outstanding during the period.
±	Investment income per share reflects special dividends received during the period which amounted to $0.12 per share.Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.59%.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.15 per share.Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.56%.
#	The Adviser waived a portion of its fees.

VOTING INFORMATION

The following information applies to the Reorganization of the Target Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 3:00 p.m. Eastern Time, on March 9, 2018, at 622 Third Avenue, New York, New York 10017, together with any adjournment thereof. The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the International Value Fund into the Value Fund, and any other business that may properly come before the Meeting. Only shareholders of the Target Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on December 19, 2017, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The Trust Instrument for the Trust, dated October 31, 1996, provides that one-third of the shares of the Target Fund entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, and that one-third of the aggregate number of shares in the Target Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by such Fund at a shareholders meeting.

The Trust Instrument further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.

Required Vote

The Trust Instrument does not confer on shareholders a right to vote on consolidation of a series of that Trust. However, SEC rules under the 1940 Act require approval by a majority of the outstanding voting securities of the Target Fund. Thus a majority of the outstanding voting securities of the Target Fund is required to approve its Reorganization.

The vote of a “majority of the outstanding voting securities” of the Target Fund required to approve the Proposal means the lesser of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Target Fund. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.

Shareholder Voting Instructions

Shareholders at the close of business on the Record Date will be entitled to notice of the Meeting and to vote at the Meeting or any adjourned session. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Target Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The exercise of such voting rights is subject to the “forward pricing” requirements of Rule 22c-1 under the 1940 Act and such rule supersedes contrary provisions of state law. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the Target Fund has received sufficient votes to approve the Proposal, the Target Fund may request that brokers and nominees, in their discretion, withhold or withdraw submission of broker non-votes to avoid the need for solicitation of additional votes in favor of the Proposal. The Target Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum. The Target Fund does not expect any broker non-votes to be cast for this proposal. Shares of each Fund have no preemptive, conversion, or appraisal rights.

Shareholders may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to them as of the Record Date. The Adviser has fixed the close of business on March 7, 2018 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from shareholders of the Target Fund. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust or the Adviser or officers or employees of the Adviser.

The Adviser, as the Trust’s administrator, has retained the services of Broadridge Investor Communication Solutions, Inc. (“Broadridge”). Under the agreement between the Adviser and Broadridge, Broadridge will provide proxy distribution, solicitation, and tabulation services (the “Services”). The anticipated cost of the Services to be provided by Broadridge in connection with this proxy solicitation is approximately $65,000 and will be borne by the Adviser.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of shareholder voting instructions, will be paid by the Adviser. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the shareholder executing the voting instructions can revoke them. Shares of the Target Fund will be voted in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

As of October 31, 2017, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Target Fund. The table below shows the number of outstanding shares of the Target Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Outstanding Shares
International Value Fund (Institutional Class)	6,592,711
International Value Fund (Investor Class)	294,771

As of October 31, 2017, no persons (i) owned 5% or more of the shares of the Target Fund or the Acquiring Fund either beneficially or of record, or (ii) controlled either the Target Fund or the Acquiring Fund.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2018 by Third Avenue Trust (the “Trust”), a registered open-end investment company, on behalf of its series, Third Avenue Value Fund (the “Acquiring Fund”) and on behalf of its series, Third Avenue International Value Fund (the “Target Fund”).

W I T N E S S E T H:

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund (the “Reorganization”), is in the best interests of the shareholders of each respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	PLAN OF TRANSACTION.
A.	TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).
B.	CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, full and fractional Institutional Class and Investor Class shares of beneficial interest of the Acquiring Fund with an aggregate net asset value equal to the aggregate dollar value of the Assets attributable to the Institutional Class and Investor Class shares, as the case may be, of the Target Fund, net of any liabilities attributable to such classes of shares of the Target Fund described in Section 3.E. hereof (the “Liabilities”) determined pursuant to Section 3.A. of this Agreement (collectively, the “Acquiring Fund Shares”) and

(ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	CLOSING OF THE TRANSACTION.
A.	CLOSING DATE. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1.B. hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Institutional Class or Investor Class shares of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.
3.	PROCEDURE FOR REORGANIZATION.
A.	VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the “Acquiring Fund Prospectus”), copies of which have been delivered to the Target Fund.
B.	DELIVERY OF FUND ASSETS. The Assets shall be delivered to JPMorgan Chase Bank, N.A. or other custodian as designated by the Acquiring Fund (collectively the “Custodian”) for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund and the Acquiring Fund, in proportion to their respective declines in total operating expenses, if any.

C.	FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3.B. hereof to the Custodian of any of the securities of the Target Fund then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills, together with such other documents as may be required by the Acquiring Fund or Custodian.
D.	SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, in the aggregate, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of the Target Fund shall become null and void.
E.	LIABILITIES. The Liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.
F.	EXPENSES. Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization. In addition, if applicable, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, which shall be reimbursed by TAM (or a subsidiary or affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by TAM (or a subsidiary or affiliate thereof).

G.	DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall wind down and terminate and completely liquidate by taking, in accordance with the law in the state of its organization and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.
4.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

A.	ORGANIZATION. The Target Fund is a duly formed series of the Trust, which is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.
B.	REGISTRATION. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Trust and the Target Fund are in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to their activities. All of the outstanding common shares of beneficial interest of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters’ rights.
C.	AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended October 31, 2017, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D.	FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Trust as complying with the requirements hereof.
E.	CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4.C. and 4.D. which would materially affect the Target Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund’s financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.
F.	MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Fund (collectively, the “Target Fund Prospectus”) there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.
G.	STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.
H.	TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I.	CORPORATE AUTHORITY. The Trust has the necessary power to enter into this Agreement on behalf of the Target Fund and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board, and except for obtaining approval of the Target Fund shareholders, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).
J.	NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

K.	ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:
1.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;
2.	issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Fund Prospectus;
3.	any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;
4.	any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;
5.	any amendment of the Target Fund’s organizational documents; or
6.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.
L.	TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.
M.	PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein, as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4.M. apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

N.	TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.
O.	FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.
P.	TARGET FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.
5.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

A.	ORGANIZATION. The Acquiring Fund is a duly formed series of the Trust, which is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The

Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

B.	REGISTRATION. The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to their activities. All of the outstanding shares of common shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.
C.	AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended October 31, 2017, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.
D.	FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Trust as complying with the requirements hereof.
E.	CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5.C. and 5.D. which would materially affect the Acquiring Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund’s financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

F.	MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Fund Prospectus there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.
G.	TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.
H.	CORPORATE AUTHORITY. The Trust has the necessary power to enter into this Agreement on behalf of the Acquiring Fund and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).
I.	NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

J.	ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.
K.	ACQUIRING FUND SHARES: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933 (the “Securities Act”), and all applicable state securities laws.
L.	ACQUIRING FUND SHARES: AUTHORIZATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Fund’s Prospectus furnished to the Target Fund.
M.	ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.
N.	REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

O.	TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.
6.	COVENANTS.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

A.	OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.
B.	GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.
C.	PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund’s shares as may be reasonably requested in connection with any such action.

D.	ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E.	SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting. The Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.
F.	COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Target Fund.
G.	DISTRIBUTION OF THE SHARES. At closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount to the proper class of shareholders for the benefit of Target Fund’s shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3.G., it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund’s transfer agent in the distribution of said shares.
H.	BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I.	ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors, trustees and officers of each party to this Agreement shall take all such necessary action.
J.	PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.
K.	TAX STATUS OF REORGANIZATION, The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein.
L.	DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
7.	CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Fund:

A.	SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Target Fund.

B.	REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Trust on behalf of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.
C.	REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.
D.	REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.
E.	NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.
F.	TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

G.	OPINION OF COUNSEL.
1.	The Target Fund shall have received the opinion of Skadden counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:
(a)	The Trust is registered as an open-end, management investment company under the 1940 Act.
(b)	Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.
(c)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the consummation by the Acquiring Fund of the transactions contemplated thereby.
(d)	The Trust is validly existing in good standing under the laws of the State of Delaware.
(e)	The Trust has the statutory trust power and authority to execute, deliver and perform all of its obligations under the Agreement under the Delaware Statutory Trust Act (the “DSTA”) on behalf of the Acquiring Fund. The execution and delivery of the Agreement and the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Trust under the DSTA. The Agreement has been duly executed and delivered by the Acquiring Fund under the DSTA.
(f)	The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the State of Delaware.

(g)	The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Trust Instrument of the Trust or By-laws of the Trust.
(h)	The Acquiring Fund Shares have been duly authorized by the Trust and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the DSTA or the Trust’s Trust Instrument or its By-laws.
H.	OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board.
8.	CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

A.	REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Trust on behalf of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.
B.	REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.
C.	REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D.	NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.
E.	TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.
F.	OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:
(a)	The Trust is registered as an open-end, management investment company under the 1940 Act.
(b)	Neither the execution, delivery or performance by the Target Fund of the Agreement not the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.
(c)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the consummation by the Target Fund of the transactions contemplated thereby, or the enforceability of the Agreement against the Target Fund in connection with the opinion.
(d)	The Trust is validly existing in good standing under the laws of the State of Delaware.
(e)	The Trust has the statutory trust power and authority to execute, deliver and perform all of its obligations under the

Agreement under the laws of the DSTA on behalf of the Target Fund. The execution and delivery of the Agreement and the consummation by the Trust on behalf of the Target Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Trust under the DSTA. The Agreement has been duly executed and delivered by the Target Fund under the DSTA.

(f)	The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the State of Delaware.
(g)	The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Trust Agreement of Trust or By-laws of the Trust.
G.	SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.
H.	OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board and Target Fund shareholders.
9.	AMENDMENT, WAIVER AND TERMINATION.
A.	The parties hereto may, by agreement in writing authorized by their respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund’s shareholder approval thereof.
B.	At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C.	This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:
1.	by the consent of the Board;
2.	by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;
3.	by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;
4.	by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to , 2018 (provided that the rights to terminate this Agreement pursuant to this subsection C.(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);
5.	by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or , 2018; or
6.	by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or             , 2018.

10.	REMEDIES.

In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9.C., written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	SURVIVAL OF WARRANTIES AND INDEMNIFICATION.
A.	SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.
B.	INDEMNIFICATION. Each party (an “Indemnitor”) shall indemnify and hold the other and its directors, trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such

Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C.	INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	SURVIVAL.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	NOTICES.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	BOOKS AND RECORDS.

The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	GENERAL.

This Agreement supersedes all prior agreements between the parties (written or oral), is ’intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts or choice of law.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

THIRD AVENUE TRUST
On Behalf of Its Series,
Third Avenue International Value Fund

W. James Hall III
President, General Counsel, Secretary
THIRD AVENUE TRUST
On Behalf of Its Series,
Third Avenue Value Fund

W. James Hall III
President, General Counsel, Secretary

PART B:

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 29, 2017

THIRD AVENUE TRUST

Third Avenue International Value Fund
(a series of Third Avenue Trust)
(the “Target Fund”)

AND

Third Avenue Value Fund
(a series of Third Avenue Trust)
(the “Acquiring Fund”)

622 Third Avenue
New York, New York 10017
(800)443-1021 (toll-free), (212)888-5222

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
Third Avenue International Value Fund	Third Avenue Value Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Target Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Target Fund’s liabilities (the “Reorganization”). This SAI is available to shareholders of the Target Fund as of December 29, 2017.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

1.	The Acquiring Fund’s and Target Fund’s Statement of Additional Information dated March 1, 2017, as supplemented (File Nos. 333-20891 and 811-08039, Accession Number 0000930413-17-000811); and
2.	The Annual Report to Shareholders of the Acquiring Fund and the Target Fund for the fiscal year ended October 31, 2017 (File No. 811-08039, Accession Number 0001626129-17-000441).

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This SAI is not a prospectus. A Proxy Statement and Prospectus dated December 29, 2017, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Third Avenue Trust at 622 Third Avenue, New York, New York 10017 or calling (800)443-1021 (toll-free) or (212)888-5222. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

Third Avenue International Value Fund merging into Third Avenue Value Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual report of Third Avenue International Value Fund (the “International Value Fund” or the “Target Fund”) and Third Avenue Value Fund (the “Value Fund” or the “Acquiring Fund”) dated October 31, 2017. All shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the year ended October 31, 2017, is intended to present supplemental data as if the proposed Reorganization of the International Value Fund into the Value Fund (collectively, the “Funds”) had occurred as of November 1, 2016. The Reorganization is intended to combine the Target Fund with a similar fund currently advised by Third Avenue Management LLC (the “Adviser”). Both Funds are advised by the Adviser. Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on March 16, 2018, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Target Fund would become shareholders of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by the Adviser, and no sales or other charges will be

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imposed on shareholders in connection with the Reorganization. It is currently anticipated that none of the International Value Fund’s holdings will be liquidated in advance of the Reorganization, although transactions of portfolio securities in the ordinary course should be expected.

The transaction expenses associated with the Reorganization, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”), are estimated to be $50,000 or less. Such Transaction Costs are expected to include the costs associated with the purchase and sale of securities by the Combined Fund following the Reorganization in order to achieve certain intended repositionings of the Combined Fund’s portfolio. The purpose of the repositionings will be to dispose of certain positions that are at a low or insignificant value within the Combined Fund and to use the proceeds from such dispositions to increase the holdings that are being retained in the Combined Fund portfolio. The Acquiring Fund expects that approximately five positions that the Target Fund currently holds will be sold, valued at approximately 14% of the Target Fund's net assets as of October 31, 2017. The Combined Fund expects to realize approximately $20 million in losses from such sales if sold on October 31, 2017. The total Transaction Cost does not represent commission from realignment.

The Funds currently have the same adviser, administrator, distributor, fund accounting agent, and custodian. Each service provider has entered into an agreement with the Adviser which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of October 31, 2017, the net assets of the Target Fund and the Acquiring Fund were $133 million and $1.14 billion, respectively. The net assets of the pro forma Combined Fund as of October 31, 2017, after consideration of Transaction Costs, would have been $1.27 billion had the Reorganization occurred on that date. The actual net assets of the Target Fund and the Acquiring Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Target Fund on the Closing Date.

It is projected that the Combined Fund will incur $44,042 less management expenses, in aggregate, in the fiscal year after the Reorganization based on the proformas as of October 31, 2017. There is no impact to other operating expenses had the Reorganization occurred on November 1, 2016. No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

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It is expected that the Reorganization will be a tax-free reorganization under Section 368(a)(1) of the Code and therefore the exchange of Target Fund shares for Acquiring Fund shares is not expected to be a taxable event for U.S. federal income tax purposes.

If the Reorganization is consummated, the combined Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies. The Acquiring Fund intends to continue to make distributions of all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and the Acquiring Fund each intend to declare and to pay a distribution to their respective shareholders, which, together with all previous distributions, will have the effect of distributing all of such Fund's investment company taxable income, net capital gains and net tax-exempt interest income, if any, through the Closing Date. Such distributions will be taxable to shareholders for U.S. federal income tax purposes. Accordingly, no provision for federal income taxes is required.

As of October 31, 2017, the Acquiring Fund had no net capital loss carryforwards; the Target Fund had post-enactment unused capital loss carryovers, which may be used to offset future net realized capital gains and will be carried forward indefinitely and retain their character as follows:

	Short-Term Capital Losses	Long-Term Capital Losses
Target Fund	$0	$12,054,679

Under the Regulated Investment Company Modernization Act of 2010, the Acquiring Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Such loss carryforwards (and unrealized losses, if any) of the Target Fund that the Acquiring Fund will succeed to may be subject to certain tax loss limitation rules. Please see “Additional Information about the Reorganization — U.S. Federal Income Tax Consequences of the Reorganization” in the Proxy Statement/Prospectus.

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